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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2001

INTERDENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of
Incorporation or Organization)

000-25549	95-4710504
(Commission File Number)	(I.R.S. Employer Identification No.)

222 North Sepulveda Boulevard, Suite 740,
El Segundo, California 90245-4340
(Address of Principal Executive Offices) (Zip Code)

(310) 765-2400
(Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

    On June 1, 2001, InterDent, Inc. ("InterDent") completed the sale (the "Sale") of its East Coast division, which includes Dental Care Alliance, Inc. and assets used in the operation and management of certain dental practices owned by InterDent's subsidiaries, DentalCo Management Services of Maryland, Inc. and Gentle Dental Service Corporation, to Mon Acquisition Corp. The Sale was initially reported on Form 8-K filed on June 18, 2001. This amendment is being filed for the purpose of including pro forma financial information relating to the Sale and should be read in conjunction with the June 18, 2001 Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(b)  Pro forma financial information.

(c)  Exhibits.

2.1	Asset Purchase Agreement dated April 17, 2001 by and among InterDent, Inc., Gentle Dental Service Corporation, DentalCo Management Services of Maryland, Inc. and Mon Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Company's report on Form 8-K filed on June 18, 2001).
2.2
Purchase Agreement dated April 17, 2001 by and among InterDent, Inc., Gentle Dental Service Corporation, DentalCo Management Services of Maryland, Inc. and Mon Acquisition Corp. (incorporated by reference to Exhibit 2.2 to the Company's report on Form 8-K filed on June 18, 2001).
99.1	Text of Press Release dated June 5, 2001 (incorporated by reference to Exhibit 99.1 to the Company's report on Form 8-K filed on June 18, 2001).

INTERDENT, INC. AND SUBSIDIARIES

Pro Forma Balance Sheet

March 31, 2001

	March 31,
	Reported	Disposal of Subsidiaries (a)	Sale Transaction(b)	Adjustments		2001
	(Unaudited) (in thousands, except share data)
Current assets:
Cash and cash equivalents	$9,340	$(2,090)	$—	$—		$7,250
Accounts receivable, net	24,899	(1,565)				23,334
Management fee receivables	5,498	(5,110)				388
Current portion of notes and advances receivable from professional associations, net	925	(925)				—
Supplies inventory	4,982	(1,190)				3,792
Prepaid and other current assets	5,453	(729)				4,724

Total current assets	51,097	(11,609)	—	—		39,488
Property and equipment, net	33,077	(9,659)				23,418
Intangible assets, net	152,524	(378)				152,146
Notes and advances receivable from professional associations, net of current portion	5,732	(5,732)				—
Other assets	7,419	(679)		(4,760	)(c)	1,980

Total assets	$249,849	$(28,057)	$—	$(4,760)		$217,032

Current liabilities:
Advances to/from GDSC/DCA	$—	$(32,061)	$32,061			$—
Accounts payable	10,864	(1,223)				9,641
Accrued payroll and payroll related costs	9,162	(2,095)				7,067
Other current liabilities	21,591	(1,885)				19,706
Current portion of long-term debt and capital lease obligations	22,055	(967)	(17,331)			3,757

Total current liabilities	63,672	(38,231)	14,730	—		40,171
Long term liabilities:
Obligations under capital leases, net of current portion	2,714	(586)				2,128
Long-term debt, net of current portion	117,797	(1,023)	(9,184)	36	(d)	107,626
Convertible senior subordinated debt	33,292	—				33,292
Other long-term liabilities	119	—				119

Total long-term liabilities	153,922	(1,609)	(9,184)	36		143,165

Total liabilities	217,594	(39,840)	5,546	36		183,336
Redeemable common stock, $0.001 par value, 133,394 shares issued and outstanding in 2001	1,434	—				1,434
Shareholders' equity:
Preferred stock — Series A, 100 shares authorized and outstanding	1	—				1
Convertible Preferred stock—Series D, 2,000,000 shares authorized, 1,628,663 shares issued and outstanding	12,089	—				12,089
Common stock, $0.001 par value, 50,000,000 shares authorized, 662,782 shares issued and outstanding	24	—				24
Additional paid-in capital	76,278	(24,434)	24,434			76,278
Notes receivable:
Shareholder	(556)	—				(556)
Deferred compensation	(9,350)	—		4,820	(e)	(4,530)
Accumulated deficit	(47,665)	36,217	(29,980)	(9,616)		(51,044)

Total shareholders' equity	30,821	11,783	(5,546)	(4,796)		32,262

Total liabilities, redeemable common stock and shareholders' equity	$249,849	$(28,057)	$—	$(4,760)		$217,032

INTERDENT, INC. AND SUBSIDIARIES

Pro Forma Statement of Operations

	Twelve months ended December 31, 2000
	Reported		Disposal of Subsidiaries(a)	Sale Transaction(b)	Adjustments		2000
	(Unaudited) (in thousands, except share data)
Revenues:
Dental practice net patient service revenue	$249,281		$(8,965)				$240,316
Net management fees	42,998		(42,114)				884
Licensing and other fees	887		(887)				—

Total revenues	293,166		(51,966)	—	—		241,200

Operating expenses:
Clinical salaries, benefits and provider costs	119,952		(10,273)				109,679
Practice non-clinical salaries and benefits	42,539		(9,888)				32,651
Dental supplies and lab expenses	37,201		(9,484)				27,717
Practice occupancy expenses	17,921		(5,004)				12,917
Practice selling, general and administrative expenses	31,692		(6,722)				24,970
Corporate selling, general and administrative expenses	14,335		(2,744)				11,591
Management merger and retention bonus	1,159		(208)				951
Stock compensation expense	1,362		—		(615	)(e)	747
Corporate restructure and merger costs	1,730		(762)				968
Impairment of long-lived assets and advances	49,802		(49,802)				—
Depreciation and amortization	12,574		(2,878)				9,696

Total operating expenses	330,267		(97,765)	—	(615)		231,887

Operating income (loss)	(37,101)		45,799	—	615		9,313

Nonoperating income (expense):
Interest expense, net	(15,329)		273		2,697	(f)	(12,359)
Other expense, net	(276)		—				(276)

Nonoperating expense, net	(15,605)		273	—	2,697		(12,635)

Income (loss) before income taxes	(52,706)		46,072	—	3,312		(3,322)
Provision (benefit) for income taxes	(4,002)		—		(1,492	)(g)	(5,494)

Net income (loss)	(48,704)		46,072	—	4,804		2,172
Accretion of redeemable common stock	(8)		—				(8)

Net income (loss) attributable to common stock	$(48,712)		$46,072	—	$4,804		$2,164

Income per share attributable to common stock—basic	$(13.19	)(h)					$0.59 (h)

Income per share attributable to common stock — diluted	$(13.19	)(h)					$0.54 (h)

INTERDENT, INC. AND SUBSIDIARIES

Pro Forma Statement of Operations

	Three months ended March 31, 2001
	Reported		Disposal of Subsidiaries(a)	Sale Transaction(b)	Adjustments		2001
	(Unaudited) (in thousands, except share data)
Revenues:
Dental practice net patient service revenue	$71,826		$(6,970)				$64,856
Net management fees	11,533		(11,373)				160
Licensing and other fees	219		(219)				—

Total revenues	83,578		(18,562)	—	—		65,016

Operating expenses:
Clinical salaries, benefits and provider costs	35,539		(4,865)				30,674
Practice non-clinical salaries and benefits	11,720		(3,051)				8,669
Dental supplies and lab expenses	10,919		(3,351)				7,568
Practice occupancy expenses	4,961		(1,613)				3,348
Practice selling, general and administrative expenses	8,101		(2,099)				6,002
Corporate selling, general and administrative expenses	3,223		(794)				2,429
Management merger and retention bonus	—		—				—
Stock compensation expense	891		—		(465	)(e)	426
Corporate restructure and merger costs	—		—				—
Impairment of long-lived assets and advances	—		—				—
Depreciation and amortization	3,215		(544)				2,671

Total operating expenses	78,569		(16,317)	—	(465)		61,787

Operating income (loss)	5,009		(2,245)	—	465		3,229

Nonoperating income (expense):
Interest expense, net	(5,487)		70		674	(f)	(4,743)
Debt and equity financing costs	—		—		(3,886	)(i)	(3,886)
Loss on sale of subsidiary	—		—		(5,934	)(j)	(5,934)
Other expense, net	8		—		—		8

Nonoperating expense, net	(5,479)		70	—	(9,146)		(14,555)

Income (loss) before income taxes and extraordinary item	(470)		(2,175)	—	(8,681)		(11,326)
Provision (benefit) for income taxes	50		—	—	(870	)(g)	(820)

Net income (loss) before extraordinary item	(520)		(2,175)	—	(7,811)		(10,506)
Extraordinary loss on debt extinguishment, net of income taxes	—		—		(5,601	)(k)	(5,601)

Net income (loss)	(520)		(2,175)	—	(13,412)		(16,107)
Accretion of redeemable common stock	(1)		—	—	—		(1)

Net income (loss) attributable to common stock	$(521)		$(2,175)	—	$(13,412)		$(16,108)

Income per share attributable to common stock—basic	$(0.13	)(h)					$(4.09)(h)

Income per share attributable to common stock — diluted	$(0.13	)(h)					$(4.09)(h)

INTERDENT, INC. AND SUBSIDIARIES

Notes to Pro Forma Unaudited Financial Statements

    The Unaudited Pro Forma Balance Sheet as of March 31, 2001 and Pro Forma Statements of Operations for the three months ended March 31, 2001 and the year ended December 31, 2000 have been prepared by InterDent, Inc. management. The Pro Forma Consolidated Financial Statements are based on certain assumptions and adjustments described below.

    The Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2001 and the year ended December 31, 2000 were prepared as if the proposed sale transaction had been completed at December 31, 2000. The Pro Forma Balance Sheet reflects the sale transaction as if it had occurred as of March 31, 2001. The Pro Forma Statement of Operations and Balance Sheet contain the following assumptions and adjustments (amounts in 000's):

  (a)
  Disposal of subsidiaries represents InterDent, Inc.'s ("InterDent" or the "Company") east coast division, which includes Dental Care Alliance, Inc. ("DCA") and assets used in the operation and management of certain dental practices owned by InterDent's subsidiaries, DentalCo Management Services of Maryland, Inc. ("DentalCo) and Gentle Dental Service Corporation ("GDSC"). All the entries represent elimination from the reported results for the sold subsidiaries.

  (b)
  The sale transaction was completed by InterDent on June 1, 2001 which was effective as of May 31. 2001 to Mon Acquisition Corp. ("MON"), a group led by Steven Matzkin, DDS. Under the terms of agreements, the total consideration is $36,000 which included cash of $26,515 and the assumption of related debt and operating liabilities.

—Eliminate intercompany receivable	$32,061
—Record sale proceeds	(17,331)
(9,184)

(26,515)
—Eliminate additional paid-in-capital	24,434
—Eliminate retained earnings	$(29,980)
  (c)
  In order to complete the sale transaction, the Company had to enter into an amendment to its existing senior credit facility, an amendment to its convertible subordinated debt and an amendment to its senior subordinated debt. The amortization expenses that would be reduced from the existing balances are:

Senior credit facility	$(2,994)
Convertible subordinated debt	(606)
Senior subordinated debt	(1,160)

$(4,760)
  (d)
  The amendment to the Senior subordinated debt (Levine Note) was adjusted by the following amounts to the existing balance:

Amendment fee	$2,250
Write-off of non-amoritzed debt portion	(2,214)

$36

  (e)
  During 2000, the Company made advances to certain officers of the Company in order to retain and provide incentives to such officers. In connection with these advances, such officers issued interest-bearing notes receivable to the Company. This adjustment represents the portion for the Company's east coast division officers remaining with the sold subsidiaries. The amount of the notes receivable made to these officers was $4,820. This asset was sold with the subsidiaries. The Pro Forma income statements removed the sold loan amortization expenses in the amount of:

FY 2000	$(615)
Q1 2001	$(465)
  (f)
  Interest expense was adjusted to reflect the reduction of existing credit facility for the sale proceeds that the Company had received for the paydown. The amounts calculated are:

FY 2000	$2,697
Q1 2001	$674
  (g)
  Income tax expense was calculated based on effective tax rate of 40% as if the Company's east coast division was taxed separately.

FY 2000	Income tax @ 40% — $3,730 X 40% = $1,492
Q1 2001	Income tax @ 40% — $2,175 X 40% = $870
  (h)
  On August 6, 2001, the Company effected a one-for-six reverse split of its common stock. All share and per share information in these Pro Forma financial statements retroactively reflect the reverse split.

FY 2000	Reported	$(48,712) /3,693 = $(13.19)
FY 2000	Adjusted	Basic $2,164 / 3,693 = $0.59; Diluted $2,164 / 4,026 = $0.54
Q1 2001	Reported	$(521) / 3,939 = $(0.13)
Q1 2001	Adjusted	$(16,108) / 3,939 = $(4.09)

    (i)

Amendment fee	$(1,000)
Closing cost	(1,162)
Warrants issuance cost	(204)
Legal, consulting and other fees	(1,520)

Debt and equity financing costs	$(3,886)

    (j)

Sale proceeds	$26,515
Write-off, DCA clearings and others	(25,917)
Management loans sold	(4,820)
Sale expenses include closing costs	(1,712)

Loss on sale of subsidiary	$(5,934)

  (k)
  The amendment to the Levine Note has met the criteria of substantial modification as outlined in EITF 96-19. Thus, it is considered meeting the requirements of an extinguishment of debt.

Amendment fee	$2,250
Write-off, legal and other related exp.	3,351
Extraordinary loss on debt extinguishment	$5,601

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDENT, INC.
Date: August 23, 2001	By:	/s/ NORMAN R. HUFFAKER Norman R. Huffaker Chief Financial Officer

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  Item 2. Acquisition or Disposition of Assets.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE